FORM 8-K


                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C.  20549


                                   Form 8-K
                                Current Report


    Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


Date of Report
November 4, 1996

                          FIRST REPUBLIC BANCORP INC.
                          ---------------------------
            (Exact name of registrant as specified in its charter)


          Delaware                      0-15882                   94-2964497
          --------                      -------                   ----------
(State or other jurisdiction        (Commission              (IRS Employer
 of incorporation)                   File Number)            Identification No.)



                                388 Market Street
                             San Francisco, CA  94111
                             ------------------------
              (Address of principal executive office) (Zip Code)


                                (415) 392-1400
                                --------------
             (Registrant's telephone number, including area code)


                                Not applicable
                                --------------
          (Former name, former address, if changed since last report)

Item 5.  Other Events

First Republic Bancorp Inc. hereby files with the Securities and Exchange Commission (the "Commission") documents pertaining to the merger of its wholly owned subsidiary First Republic Thrift & Loan into First Republic Savings Bank, also a wholly owned subsidiary, which was consummated as planned with an Effective Date of October 31, 1996. As previously mentioned in its press release, dated October 17, 1996, (concerning its earnings release for the third quarter and nine months ended September 30, 1996), the date planned for this merger was October 31, 1996. As contemplated in the attached Agreement (Plan) of Merger dated May 29, 1996, First Republic Savings Bank is the successor to all assets, liabilities and obligations and will continue to operate in substantially the same manner as the two subsidiaries prior to their merger. First Republic Savings Bank is a Nevada licensed, FDIC (BIF) insured, thrift company.




                                  SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                     First Republic Bancorp Inc.
                                     (Registrant)



Date: November 4, 1996
                                     -------------------------
                                     Willis H. Newton, Jr.
                                     Senior Vice President and
                                     Chief Financial Officer

                          AGREEMENT (PLAN) OF MERGER
                          --------------------------


      THIS AGREEMENT OF MERGER is made as of May 29, 1996, between FIRST REPUBLIC SAVINGS BANK, a Nevada corporation ("FRSB"), 2510 South Maryland Parkway, Las Vegas, Nevada 89109 and FIRST REPUBLIC THRIFT & LOAN, a California corporation ("FRTL"), 388 Market Street, Second Floor, San Francisco, California 94111, hereafter collectively referred to as the "Constituent Corporations," with reference to the following:

      A. FRSB, a Nevada licensed FDIC (BIF) insured thrift company, is a wholly-owned subsidiary of First Republic Bancorp Inc., a Delaware corporation ("Bancorp").

      B. FRTL, a California licensed FDIC (BIF) insured industrial loan company, is a wholly-owned subsidiary of Bancorp.

      C. The Constituent Corporations desire to merge with FRSB resulting as the survivor corporation, as more particularly set forth herein.

      THEREFORE, based upon the foregoing, Constituent Corporations agree as follows:

      1.    FRSB.  FRSB is duly organized, existing and in good standing under
            ----
the laws of the State of Nevada. It has 10,000 shares of authorized capital stock; 1,054 shares are issued and outstanding.

      2.    FRTL.  FRTL is duly organized, existing and in good standing under
            ----
the laws of the State of California. It has 5,000 shares of authorized capital stock; 1,000 shares are issued and outstanding.

      3.  Adoption  of  Agreement.   The  boards  of  directors  of  Constituent
          -----------------------
Corporations deem it in the best interests of their respective corporations and shareholder that FRTL be merged with FRSB in accordance with California Corporations Code Section 1100 et seq., and Chapter 92A of Title 7, Chapter 666, Title 55, and Chapter 677, of the Nevada Revised Statutes. The boards of directors of Constituent Corporations hereby adopt on behalf of their respective corporations the plan of reorganization set forth in this Agreement (Plan) of Merger.

      4. Merger.  Subject to paragraph 8, FRTL shall be merged with FRSB,  which
         ------
shall survive the merger, and FRTL's separate existence shall cease on the Effective Date of the merger. In accordance with provisions of Section 1108 of the California Corporations Code, and Chapter 92A of Title 7, Title 55, and Chapter 677 of Title 56, of the Nevada Revised Statutes, and subject to regulatory approvals, notices, and filings as may be required, without any other transfer or documentation, on the Effective Date of the merger FRSB shall:

            (a) succeed to all of FRTL's California branch offices and operations and any and all right, title, and interest in and to all property, both real and personal wherever situated, including but not limited to all receivables, leasehold improvements, prepaid expenses, all causes of action, choses in action, claims, and all other rights of FRTL;

            (b) operate the former California branch offices of FRTL as branch offices of FRSB, the survivor corporation, subject to applicable Nevada and California laws.

            (c) be subject to all of FRTL's liabilities and obligations;

            (d) assume and be subject to each and every outstanding thrift investment certificate liability of FRTL and be subject to rights of creditors and liens upon property of FRTL; and

            (e)   be subject to any pending action or proceeding against FRTL.

      Notwithstanding the above, after the Effective Date, FRSB's proper officers and directors may perform any acts necessary or desirable to vest or confirm FRSB's possession of and title to any property or rights of FRTL and to assume liability for FRTL's outstanding investment certificates, or otherwise carry out this Agreement's purposes. This includes execution and delivery of deeds, assurances, assignments, applications, and other instruments.

      5.  Cancellation  of FRTL  Shares.  By  virtue  of the  merger,  upon  the
          -----------------------------
Effective Date all shares of capital stock of FRTL outstanding immediately prior to the Effective Date shall be canceled.

      The shares of FRSB outstanding immediately prior to the merger shall not be changed by reason of the merger, thereby resulting in ownership by Bancorp of the merged Constituent Corporations into FRSB being evidenced by the then-current issued and outstanding shares of FRSB owned by Bancorp.

      6.    Changes in Articles of Incorporation and By-Laws.
            ------------------------------------------------

            (a) FRSB's Articles of Incorporation as amended and in effect on the
      Effective   Date  of  merger   shall   continue  to  be  its  Articles  of
      Incorporation without change as a result of the merger.

            (b) FRSB's By-Laws as amended and in effect on the Effective Date of merger shall continue to be its By-Laws without change as a result of the merger.

      7.    Officers and Directors.  As of the Effective Date, FRSB's officers
            ----------------------
and directors shall be as follows:

      Principal Officers
      ------------------

      James H. Herbert, II,                     Sally Cole,
      President & CEO                           Vice President,
                                                General Auditor

      James J. Baumberger,                      Krista Jacobsen,
      Executive Vice President                  Vice President & Chief
                                                Investment Officer
      Katherine August-deWilde,
      Executive Vice President

                                                Art James,
      Willis H. Newton, Jr.,                    Vice President,
      Senior Vice President,                    Credit & Underwriting
      C.F.O. & Assistant Secretary
                                                David B. Lichtman,
                                                Vice President & Chief Credit
                                                Officer
      Linda G. Moulds,
      Vice President, Controller & Secretary    Carol McCormick,
                                                Vice President & Director of
      Phil Nonneman,                            Savings
      Treasurer

      Edward J. Dobranski,                      Gloria Ohlendorf,
      Vice President, General                   Vice President, Operations
      Counsel & Compliance Officer

      Mesfin Ayenew,                            Kay Lacy,
      Vice President                            Vice President, Commercial
      Credit Administration                     Loan Officer

                                                Armando C. Rodriguez,
                                                Vice President, Commercial
                                                Loan Officer


      Board of Directors
      ------------------

      Ms. Katherine August-deWilde            Mr. Stuart J. Mason
      Executive Vice President                Taylor International Corporation
      First Republic Bancorp Inc.             3260 Joe W. Brown Drive
      388 Market Street, 2nd Floor            Las Vegas, NV 89109
      San Francisco, CA 94111
                                              Ms. Linda G. Moulds
      Mr. James J. Baumberger                 First Republic Savings Bank
      Executive Vice President                101 Pine Street
      First Republic Savings Bank             San Francisco, CA 94111
      2510 South Maryland Parkway
      Las Vegas, NV 89109-1627                Mr. Willis H. Newton, Jr.
                                              First Republic Bancorp, Inc.
      Mr. James P. Conn                       388 Market Street, 2nd Floor
      949 Chiltern                            San Francisco, CA 94111
      Hillsborough, CA 94010
                                              Mr. Roger O. Walther
      Mr. Thomas A. Cunningham                Chairman and CEO
      48229 Calle Floristas                   ELS Educational Services, Inc.
      La Quinta, CA 92253                     3661 Buchanan Street
                                              San Francisco, CA 94123
      Mr. James H. Herbert, II
      President & CEO                         Mr. Kent R. Willson
      First Republic Bancorp, Inc.            1750 Taylor Street, #602
      388 Market Street, 2nd Floor            San Francisco, CA 94133
      San Francisco, CA 94111

      Mr. Jerry Lykins
      2030 Mohigan Way
      Las Vegas, NV 89109

      8. Regulatory Approvals. The merger of Constituent Corporations is subject
         --------------------
to and  conditioned  upon  the  prior  approval  from  (i) the  Federal  Deposit
Insurance  Corporation,  pursuant  to  Section  18(c)  of  the  Federal  Deposit
Insurance Act (ii) the California Commissioner of Corporations (subject to corporate assumption of tax liability of FRTL by FRSB), and (iii) the Nevada Division of Financial Institutions, as may be required. Each of the Constituent Corporations shall prepare and file any and all necessary documents in order to obtain the required regulatory approvals, to implement the objectives of this Agreement.

      9. Effective Date. Provided this Agreement is not abandoned, the Effective
         --------------
Date of merger shall be the date this Agreement of Merger with officers' certificates attached is duly filed in the office of the California Secretary of State in accordance with applicable provisions of the California Corporations Code and with the Nevada Secretary of State as required under Nevada law.

      10.  Abandonment of Merger.   Any time prior to the Effective  Date,  this
           ---------------------
merger may be abandoned without further obligation or liability by action of the board of directors of either of the Constituent Corporations, notwithstanding approval of the merger by their shareholders.

      11.   Counterparts. This Agreement (Plan) of Merger may be executed in any
            ------------
number of counterparts, each of which shall constitute an original instrument.

      IN WITNESS WHEREOF, the parties hereto have executed this Agreement by their respective duly-authorized officers, as of the date first written above.


                                FIRST REPUBLIC SAVINGS BANK,
                                a Nevada corporation


                                By   /s/ James J. Baumberger
                                   ------------------------------
                                   James J. Baumberger, President


                                By   /s/ Kay Lacy
                                   --------------------
                                   Kay Lacy, Secretary

                                FIRST REPUBLIC THRIFT & LOAN,
                                a California corporation


                                By   /s/ James H. Herbert, II
                                   --------------------------
                                   James H. Herbert, II,
                                   President


                                By   /s/ Linda G. Moulds
                                   ---------------------
                                   Linda G. Moulds,
                                   Vice President, Secretary, and
                                   Controller




First Republic Bancorp Inc., sole shareholder of First Republic Savings Bank and First Republic Thrift & Loan, hereby approves the terms and conditions of the Agreement (Plan) of Merger as set forth above.


Dated: May 29,1996              FIRST REPUBLIC BANCORP INC.
                                a Delaware corporation


                                By   /s/ James H. Herbert, II
                                   --------------------------
                                   James H. Herbert, II
                                   President


                                By  /s/ Linda G. Moulds
                                   --------------------
                                   Linda G. Moulds,
                                   Vice President, Secretary, and
                                   Controller

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